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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):
                                 AUGUST 11, 2006

                                  SOFTECH, INC.
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                  0-10665                  04-2453033
----------------------------     -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                2 Highwood Drive,
                               Tewksbury, MA 01876
                     ---------------------------------------
                    (Address of principal executive offices)

                                  (978)640-6222
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 (B)     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In a letter dated August 11, 2006, Barry Bedford resigned his position as a Director of the Registrant. There was no disagreement between Mr. Bedford and the registrant, known to an executive officer of the registrant, on any matter relating to the registrant's operations, policies or practices.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SOFTECH, INC.


Date:   August 15, 2006                    By:/s/ Joseph P. Mullaney
                                              ---------------------------------
                                              Name:   Joseph P. Mullaney
                                              Title:  President and Chief
                                                      Operating Officer
                                                      (Principal Financial
                                                       and Accounting Officer)



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